UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2005

LARGE SCALE BIOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-31275	77-0154648

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688
 (Address of principal executive offices and zip code)

(707) 446-5501
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 8, 2005, the Registrant’s independent accountant, Deloitte & Touche LLP (“Deloitte”), orally notified the Registrant that it will decline to stand for re-election as the Registrants independent registered public accounting firm after completion of the current audit of the Registrant’s consolidated financial statements to be included in the Registrant’s Form 10-K for the year ended December 31, 2004.

Deloitte’s reports on the financial statements of the Registrant for the years ended December 31, 2003 and 2002 do not contain an adverse opinion or a disclaimer of opinion, and are not qualified or modified as to uncertainty, audit scope, or accounting principles.

In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company’s two most recent fiscal years and through April 8, 2005, except that Deloitte advised the Audit Committee and management of the Registrant that it would disclaim an opinion on the financial statements for the year ended December 31, 2004 if the Registrant did not raise any further funds as of the date of Deloitte’s report due to the resulting uncertainty regarding the Registrant’s ability to continue as a going concern.

During 2003 and 2002 and through April 8, 2005, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with the reports.

The Registrant is in the process of securing the audit services of new independent accountants for the year ending December 31, 2005. The appointment of new independent accountants will be placed in the Proxy for ratification by the Registrant’s shareholders at the Registrant’s next Annual Meeting.

The Registrant requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is filed as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Exhibit Title or Description

16.1	Letter from Deloitte & Touche LLP regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LARGE SCALE BIOLOGY CORPORATION

Date: April 14, 2005	By:	/s/ MICHAEL D. CENTRON

Michael D. Centron
Vice President, Finance and Administration

Exhibit Index

Exhibit Number	Exhibit Title or Description

16.1	Letter from Deloitte & Touche LLP regarding change in certifying accountant